SHARE CAPITAL, SHARE PREMIUM AND OTHER RESERVES	6 Months Ended
Jun. 30, 2024
SHARE CAPITAL, SHARE PREMIUM AND OTHER RESERVES
SHARE CAPITAL, SHARE PREMIUM AND OTHER RESERVES

10 SHARE CAPITAL, SHARE PREMIUM AND OTHER RESERVES

As at 30 June 2024, the Group had share capital of £91m pertaining to 9,132,301,104 of ordinary shares at £0.01 each (31 December and 30 June 2023: £92m pertaining to 9,234,573,831 of ordinary shares at £0.01 each). The decrease in the number of shares outstanding was due to cancellation of  102,272,727 ordinary shares repurchased from Pfizer pursuant to an off market share buyback which completed on 21 March 2024.

All ordinary shares are issued and fully paid. All ordinary shares rank equally with regard to the Company’s residual assets. Holders of these shares are entitled to dividends declared from time to time and are entitled to one vote per share at general meetings of the Company. All rights attached to the Company’s shares held by the Group are suspended until those shares are reissued.

The analysis of other reserves is as follows:

	For the six months ended 30 June
	2024					2023
	Cumulative translation reserve £m	EBT shares reserve[1] £m	Cash flow hedge reserve £m	Merger reserve £m	Total £m	Cumulative translation reserve £m	EBT shares reserve[1] £m	Cash flow hedge reserve £m	Merger reserve £m	Total £m
As at 1 January	626	(38)	139	(11,687)	(10,960)	1,046	—	150	(11,687)	(10,491)
Other comprehensive income	(75)	—	(16)	—	(91)	(385)	—	(9)	—	(394)
Shares transferred to employees	—	33	—	—	33	—	—	—	—	—
Capital reduction	—	1	—	—	1	—	—	—	—	—
As at 30 June	551	(4)	123	(11,687)	(11,017)	661	—	141	(11,687)	(10,885)

1.	Shares owned through an Employee Benefit Trust (EBT).

Merger reserve arises as a result of business combinations of entities under common control.